UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2016

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2016, Unilife Corporation (the “Company”) received a notice (the “Notice”) from The NASDAQ Stock Market LLC (“NASDAQ”) stating that, because the Company did not maintain a minimum Market Value of Listed Securities (“MVLS”) of $50,000,000 for the last 30 consecutive business days, the Company was no longer in compliance with NASDAQ Listing Rule 5450(b)(2)(A).

The Notice states that, in accordance with NASDAQ Listing Rule 5810(c)(3)(C), the Company has been provided a period of 180 calendar days, or until April 17, 2017, to regain compliance with the minimum MVLS listing requirement. The Notice also states that if, at any time on or before April 17, 2017, the MVLS of the Company’s common stock closes at $50,000,000 or more for a minimum of 10 consecutive business days, NASDAQ will provide the Company with written confirmation that the Company has achieved compliance with the minimum MVLS listing requirement and the matter will be closed.

In the event that the Company does not regain compliance with the minimum MVLS listing requirement on or before April 17, 2017, NASDAQ will provide the Company with written notification that its securities are subject to delisting. At that time, the Company would be permitted to appeal the delisting determination to a NASDAQ Hearings Panel or apply to transfer its common stock to The NASDAQ Capital Market (provided that it satisfied the requirement for continued listing on that market).

The Notice has no immediate effect on the listing of the Company’s common stock on The NASDAQ Global Market.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K, those described in the “Risk Factors” set forth in our prospectus supplement, dated as of and filed with the SEC on February 22, 2016, those described from time to time in other reports which we file with the SEC, and other risks and uncertainties including, without limitation: the Company’s potential inability to satisfy the NASDAQ listing requirements, which may result in the Company’s common stock being delisted from trading on NASDAQ; negative reactions from the Company’s creditors, stockholders, strategic partners or customers to the Notice; and the financial impact to the Company as a result of the foregoing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: October 21, 2016	By:	/s/ John Ryan
		Name:	John Ryan
		Title:	President and Chief Executive Officer

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